Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Measurements [Abstract]
Fair Value Measurements

10. FAIR VALUE MEASUREMENTS

ASC 820, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation methods used to measure fair value.  The three levels of the fair value hierarchy are as follows:

•	Level 1: Quoted prices for identical assets or liabilities in active markets which we can access
•	Level 2: Observable inputs other than those described in Level 1
•	Level 3: Unobservable inputs

The following table summarizes financial assets and financial liabilities carried at fair value and measured on a recurring basis as of December 31, 2019 and 2018, segregated by classification within the fair value hierarchy (in thousands):

		Fair Value Measurements
	Total	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
December 31, 2019:
Liabilities:
Secured contingent payment obligation	$26,651	$-	$-	$26,651

December 31, 2018:
Liabilities:
Secured contingent payment obligation	25,557	-	-	25,557

For the years ended December 31, 2019 and 2018, respectively, we had no transfers of assets or liabilities between the levels of the hierarchy.

In 2016, we recognized a secured contingent payment obligation upon our receipt of proceeds from Brickell for funding of certain patent-related actions.  The fair value of the contingent payment obligation at December 31, 2019 and 2018 was estimated at $26.7 million and $25.6 million, respectively.  These values were calculated using a probability-weighted income approach based on various cash flow scenarios as to the outcome of patent-related actions both in terms of timing and amount, discounted to present value using a risk-adjusted rate.  The contingent payment obligation does not have a fixed duration; however, our cash flow projections assume a duration through 2022.  The assumed cash outflows range from $0 to $58.8 million and the cash flow scenarios have probabilities of 5% to 25%.  We used a risk-adjusted discount rate of approximately 15.6%, based on a two year risk-free rate of approximately 1.6% as adjusted by 8% for credit risk and 6% for litigation inherent risk.  Changes in any of these Level 3 inputs could result in a higher or lower fair value measurement. For example, a decrease in the risk-adjusted discount rate from 15.6% to 8% would result in an increase in the fair value of approximately $3.9 million.  Refer to Note 9 for a reconciliation of our secured contingent payment obligation measured at estimated fair value for the years ended December 31, 2019 and 2018.